THE WARRANTS AND COMMON STOCK ISSUABLE UPON EXERCISE OF
WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, AND THE WARRANTS AND COMMON
STOCK ISSUABLE ON EXERCISE OF WARRANTS MAY NOT BE SOLD
UNLESS THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING
THE WARRANTS OR COMMON STOCK OR THERE IS AVAILABLE AN
EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF
THE SECURITIES ACT OF 1933, AS AMENDED.

WARRANT CERTIFICATE

Dated: As of March 30, 1993

Warrants to purchase 10,000 Shares

VOID AFTER 5:00 P.M., NEW YORK LOCAL TIME

March 31, 1996,

or if not a business day, at 5:00 P.M., New York local time, on the next following business day

PHARMACONTROL CORP.
Warrants to Purchase 10,000 Shares of Common Stock,
$.08 Par Value

                     Pharmacontrol Corp., a Delaware corporation (hereinafter referred to as the "Company"), hereby certifies that CIT Group Credit Finance, Inc. (hereinafter referred to as "CIT"), for value received, is entitled to purchase from the Company at any time after March 30, 1993, and before 5:00 P.M. New York local time on March 31, 1996, or, if such is not a business day, at or before 5:00 P.M., New York time, on the next following business day (the "Exercise Period"), up to Ten Thousand (10,000) shares of common stock, $.08 par value (hereinafter referred to as the "Warrant Shares") of the Company in accordance with the number of Warrants indicated on the face hereof at the purchase price of seventy--five ($.75) cents per share (hereinafter referred to as the "Exercise Price"). The Exercise Price is subject to adjustment as provided herein.

                     1.       Exercise of Warrants. Upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company at 661 Palisade Avenue, Englewood Cliffs, New Jersey, 07632, together with a certified or bank cashier's check payable to the Company in the amount of the Exercise Price times the number of Warrant Shares of the Company being purchased, the Company shall deliver to CIT, as promptly as practicable, certificates representing the Warrant Shares being purchased. In case of exercise hereof in part only, the company, upon surrender, will deliver to CIT a new Warrant Certificate or Warrant Certificates of like tenor entitling CIT to purchase the number of Shares as to which the Warrant Certificate has not been exercised.

                     2.       Exchange and Transfer. This Warrant at any time prior to the exercise hereof. Upon presentation and surrender to the Company, may be exchanged, alone or with other Warrants of like tenor registered in the name of CIT, for another Warrant or Warrants of like tenor in the name of CIT, exercisable for the same aggregate number of shares as the Warrant or Warrants surrendered.

                     3.       Rights and Obligations of CIT. CIT shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the events that any certificate representing shares of the Company's common stock is issued to CIT upon exercise of some or all of the Warrants represented hereby, CIT shall, for all purposes, be deemed to have become the holder of record of such stock on the date on which this Warrant Certificate, together with a duly executed Purchase form, was surrendered and payment of the purchase price was made, irrespective of the date of delivery of such share certificate. The rights of CIT are limited to those expressed herein and CIT, by its acceptance hereof, consents and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including without limitation all the obligations imposed upon CIT by Section 5 hereof. In addition, CIT, by accepting same, agrees that the Company and its transfer agent may deem and treat the person in whose name this Warrant Certificate is registered as the absolute, true and lawful owner for all purposes whatsoever, and neither the Company nor the transfer agent shall be affected by any notice to the contrary.

                     4.       Warrant Shares. The Company covenants and agrees that all Warrant Shares delivered upon exercise of this Warrant Certificate will, upon delivery and payment of the Purchase Price in accordance with the terms hereof, be duly and validly authorized and issued, fully-paid and non-assessable and free from all stamp taxes, liens, and charges with respect to the purchase thereof. In addition, the Company agrees at all times to reserve for issuance an authorized number of shares of its authorized but unissued Common Stock sufficient to permit the exercise in full of all outstanding Warrants.

                     5.       Disposition of Warrants and the Warrant Shares. CIT, by its acceptance hereof, hereby agrees that (a) no transfer of the Warrants may be made at any time; (b) no transfer of the Warrant Shares may be made in violation of the provisions of the Securities Act of 1933, as amended, or the Rules and Regulations promulgated thereunder (such Act and Rules and Regulations being hereinafter referred to as the "Act") and (c) during such period as delivery of a prospectus with respect to the Warrant Shares may be required by the Act, no public distribution of the Warrant Shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state laws.

                     6.       Registration. CIT hereby agrees and acknowledges that the Company shall not be required to file any Registration Statement with the Securities and Exchange Commission registering any of its Warrant Shares of Common Stock for sale to the public.

                     7.       Reservation of Shares; Fractional Shares; Taxes

                               (a)     The Company shall at all times reserve and keep available and free from pre-emptive rights, from its authorized but unissued Common Stock, for the purpose of effecting the exercise of the Warrants, the full number of shares of Common Stock then deliverable upon the exercise of all of the Warrants then outstanding.

                               (b)     No fractional shares of Common Stock shall be issued upon exercise, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Market Price (as hereinafter defined) per share of Common Stock at the close of business on the date of exercise.

                               (c)     The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on exercise pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Warrants so exercised were registered, and no such issue or delivery shall be made unless and until a person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                     8.       Maintenance of Office or Agency. The Company will maintain an office or agency where this Warrant may be presented or surrendered for subdivision, combination, registration of transfer, or exchange and where notices and demands upon the Company in respect of the Warrant may be served.

                     9.       Survival. The various rights and obligations of CIT and of the Company as set forth in Section 5 hereof shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Certificate, and upon the surrender of this Warrant Certificate and the Exercise of all the Warrants represented hereby, the Company shall, if requested, deliver to CIT, its written acknowledgement of its continuing obligations under said Section.

                     10.     Notices. All notices required by this Warrant Certificate to be given or made by the Company shall be given or made by First Class Mail, postage prepaid, addressed to CIT at the address of CIT as shown on the books of the Company. All notices to be given or made to the Company shall be given or made by First Class Mail, postage prepaid, addressed to the Company at its principal office at 661 Palisade Avenue, Englewood Cliffs, New Jersey 07632, or such other location as the Company may designate.

                     11.     Loss or Destruction. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

PHARMACONTROL CORP.

By:	/s/ Max A. Tesler, MD MAX A. TESLER, M.D. President

PURCHASE FORM

_______________ l99_

To:       Pharmacontrol Corp.

                     The undersigned hereby irrevocably elects to exercise the attached Warrant Certificate to the extent of ___________ shares of Common Stock of Pharmacontrol Corp. and herewith makes payment of $ ________________ in payment of the purchase price there for.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
                                                                  (Please typewrite or print in block letters)

Address:

By:

ASSIGNMENT FORM

                     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers unto

Name:
                                                                  (Please typewrite or print in block letters)

Address:

the right to purchase Common Stock of Pharmacontrol Corp. represented by this Warrant to the extent of __________________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________________ attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

By: